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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):    October 1, 1999
                                                  --------------------


                           Clarion Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                        0-24690                91-1407411
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(State or other jurisdiction      (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



           1901 N. Roselle Road, Suite 340, Schaumburg, Illinois 60195
           -----------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)



Registrant's telephone number, including area code:    (847) 490-9900
                                                     ------------------



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective October 1, 1999, Clarion Acquisition, Inc., a Michigan corporation and a wholly owned subsidiary of the Registrant, merged with and into Double "J" Molding, Inc., a Michigan corporation ("Double J"). As a result of the Double J merger, the outstanding shares of Double J were converted into an aggregate of 850,000 shares of common stock, $.001 par value, of the Registrant, and the outstanding shares of Clarion Acquisition, Inc. were converted into one share of Double J, making Double J a wholly owned subsidiary of the Registrant. In a related transaction, the Registrant also acquired the real estate owned by a partnership controlled by the former Double J shareholders, and used by Double J, for $2,005,000 in cash and the assumption of $1,287,900 in debt.

         Double J, located in South Haven, Michigan, is a tier two automotive injection molding supplier. Double J's largest customer is Johnson Controls, Inc. As expectations for tier two suppliers have changed recently, Double J has focused on developing into a full-service supplier.

         Double J has grown from 20 employees and 18 injection molding machines in 1986, when it was purchased by current management, to 210 employees and 40 injection molding machines ranging in size from 55 to 500 tons. Double J currently operates from two facilities with a total area of 110,000 square feet, including a recently completed 48,000 square foot addition to one of its plants. Double J had 1998 sales of approximately $21 million.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.
                  --------------------------------------------

                  The financial statements required by Item 310(c) of Regulation S-B in connection with the Double J merger will be provided by an amendment to this report filed within 60 days of the date hereof.

         (b)      Pro forma financial information.
                  --------------------------------

                  The pro forma financial information required by Item 310(d) of Regulation S-B with regard to the Double J merger will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c)      Exhibits.
                  ---------

                  2.1 Merger and Plan of Reorganization dated April 23, 1999 by and among Clarion Technologies, Inc., Newco, Inc., William Maatman, Edward Ryzenga & Larry Pratt regarding the stock of Double "J" Molding, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Clarion Technologies, Inc.
                                    (Registrant)



Date:  October 12, 1999             By:    /s/ Robert W. Martin
                                       -----------------------------------------
                                       Robert W. Martin, Chief Financial Officer